2015 Annual Meeting of Shareholders

PHOENIX

May 14, 2015

Important Disclosures

PHOENIX

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the amended administrative order entered by the SEC with respect to Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company ("PHL Variable"), and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by Phoenix and PHL Variable to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "will," "anticipate," "believe," "plan," "estimate," "expect," "intend," "is targeting," "may," "should" and other similar words or expressions. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

2015 Annual Meeting of Shareholders

PHOENIX

John H. Forsgren
Chairman of the Board

Business Review

PHOENIX

James D. Wehr
President and Chief Executive Officer

Stock Performance and Financial Highlights

PHOENIX

PNX Stock Performance



Recent - $19.96 on 5/13/2015
High - $70.03 on 12/29/2014
Low - $17.26 on 5/11/2015
$80
$70
$60
$50
$40
$30
$20
$10
$0
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15

Financial Highlights	As of or for the Yr Ended-12/31/14	As of or for the Qtr Ended - 3/31/15
GAAP Assets	$21,745.9	$21,933.2
GAAP Invested Assets & Cash	$16,750.1	$16,959.6
GAAP Equity Attributable to Phoenix	$326.6	$250.4
GAAP Net Loss Attributable to Phoenix	$(213.2)	$(74.0)
Phoenix Life (PLIC) Statutory Net Gains (Losses) from Operations[1]	$116.2	$(3.5)
PLIC Statutory Surplus & AVR[1]	$752.2	$590.4
PLIC RBC Ratio[1 2]	334%	288%
Holding Company Liquidity[3]	$78.3	$83.1

[1] March 31, 2015 statutory results are preliminary
[2] Company Action Level Risk-Based Capital
[3] Cash and non-affiliated securities at the holding company
$ in millions

GAAP Results

PHOENIX

GAAP Net Income (Loss) Attributable to Phoenix



$26.0
($213.2)
($28.1)
($74.0)
2013
2014
1Q14
1Q15

Full Year 2014

> Loss primarily driven by:
- Restatement and SEC reporting catch-up expenses, which should decline significantly in 2015
- Declining interest rates

First Quarter 2015

> Loss primarily driven by:
- Non-recurring charge for legal settlement
- Adverse mortality; long-term trend remains favorable

$ in millions

Holding Company Liquidity



$181.5
$78.3
$83.1
As of Dec. 31, 2013
As of Dec. 31, 2014
As of Mar. 31, 2015

- Target threshold is $50 million
- Decrease in 2014 largely driven by audit and restatement, SEC catch up, remediation and audit expenses
- Going forward, the level of expenses will decline; allocation to operating companies will increase
- Dividends from PLIC are the primary source of cash flow for the holding company
  - $56 million paid in 2014
  - $15 million dividend paid in 1Q15; Remaining 2015 dividend capacity of approximately $45 million

$ in millions

Statutory Results

PHOENIX

Phoenix Life Statutory Surplus & AVR



337%
334%
288%
$735.2
$752.2
$590.4
2013
2014
As of 3/31/15[1]
Statutory Surplus & AVR
RBC

[1] March 31, 2015 statutory results are preliminary
$ in millions

- Statutory surplus and AVR increased by $17 million in 2014
- Decrease from year-end 2014 reflects:
  - Legal settlement
  - Adverse 1Q15 mortality
  - Resulting decrease in admitted DTA
  - Holding company dividends
- Decline in estimated RBC driven by surplus decrease modestly offset by reduced interest risk
- Currently pursuing reinsurance transaction that should offset the 1Q15 decline in statutory capital
  - Expect transaction to increase surplus and return the PLIC RBC ratio within a 325% – 350% range; PHL Variable improves to approximately 225%

Growth in New Business

PHOENIX

Annuity Deposits



$682.9
$770.9
$170.4
$189.4
2013
2014
1Q14
1Q15

Life Premium (Excluding Excess)



$2.4
$4.8
$0.5
$4.0
2013
2014
1Q14
1Q15

Saybrus Revenue



$26.8
$37.5
$7.3
$9.0
2013
2014
1Q14
1Q15

$ in millions

Solid Business Fundamentals

PHOENIX

Annualized Surrender Ratios



11.3%
11.8%
12.5%
11.2%
FY13
FY14
1Q14
1Q15
Annuities



4.6%
4.3%
4.8%
3.9%
FY13
FY14
1Q14
1Q15
Life

Solid Business Fundamentals

PHOENIX

Total Actual vs. Expected Claims


$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
2013
2014
Open Block Net Claims
Closed Block Net Claims
Expected Net Claims

Net Death Claims – Cumulative Quarterly Actual vs Expectations


3,500
3,000
2,500
2,000
1,500
1,000
500
$ Million
2010
2011
2012
2013
2014
2015

Strong Investment Portfolio

PHOENIX

GAAP Net Investment Income


$789.7
$830.9
$211.5
$209.3
FY13
FY14
1Q14
1Q15

Total Credit Impairments


$0
($1.5)
($6.0)
($11.8)
FY13
FY14
1Q14
1Q15

- Net investment income increased by $41.2 million during 2014; down modestly year over year in 1Q15
- Investment portfolio remains strong with credit impairments at record low levels
- Unrealized gains on available-for-sale debt securities of $845.2 million
- Our exposure to below investment grade bonds of 7.2% of available-for-sale debt securities is well within our target range of 6 – 10%

As of March 31, 2015
$ in millions

Phoenix Strategic Focus

PHOENIX

Taking Action for Sustainable Growth

Financial Controls	Capital Management	Expense Management	Organizational Effectiveness	Profitable Growth
• Remediate material weaknesses • File timely, accurate financial reports	• Strengthen capital levels • Optimize capital usage	• Reduce operating expenses to better compete • Foster expense conscious culture	• Align talent with strategic priorities • Simplify organizational structure	• Compete effectively in middle market • Expand third party distribution

PHOENIX